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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 April 1, 1998
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)



                         Salton/Maxim Housewares, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             Delaware                  0-19557              36-3777824
   ----------------------------      ------------      -------------------
   (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)            File Number)       Identification No.)




           550 Business Center Drive, Mount Prospect, Illinois  60056
        -------------------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)



                                 (708) 803-4600
                        -------------------------------
                        (Registrant's telephone number)


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ITEM 5. OTHER EVENTS.

     On April 1, 1998, Salton/Maxim Housewares, Inc. (the "Registrant") issued a press release confirming certain disputes with Windmere-Durable Holdings, Inc., the 50% stockholder of the Registrant.

     A copy of the Registrant's press release, dated April 1, 1998, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.            Description
-----------            -----------

   99.1                Press Release of Salton/Maxim Housewares, Inc. issued
                       April 1, 1998


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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SALTON/MAXIM HOUSEWARES, INC.


                                               /s/ WILLIAM B. RUE
                                               ---------------------------
                                               William B. Rue
                                               Senior Vice President and
                                               Chief Operating Officer

Dated: April 1, 1998



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                                 EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------

   99.1       Press Release of Salton/Maxim Housewares, Inc.
              issued April 1, 1998